UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2022

EXELA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36788	47-1347291
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2701 E. Grauwyler Rd. Irving, TX	75061
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (844) 935-2832

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, Par Value $0.0001 per share	XELA	The Nasdaq Stock Market LLC
6.00% Series B Cumulative Convertible Perpetual Preferred Stock, par value $0.0001 per share	XELAP	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 26, 2022, Exela Technologies, Inc. (the “Company”) approved an amendment to its bylaws clarifying that the voting power of the 6.00% Series B Cumulative Perpetual Convertible Preferred Stock is derived from the Tandem Preferred Stock. A copy of this amendment is included as Exhibit 3.2 to this Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

We held our Annual Meeting of Stockholders on June 27, 2022. At the meeting, the following proposals were acted upon:

(1) Three nominees for Class B of the Board of Directors were elected to three-year terms, expiring in 2025. The votes were as follows:

Name	For	Withhold	Broker Non-Votes
James G. Reynolds	53,121,085	37,938,596	91,254,446
John H. Rexford	67,407,889	23,651,792	91,254,446
Marc A. Beilinson	54,269,621	36,790,060	91,254,446

Directors whose terms of office continued after the Company's 2022 Annual Meeting of Stockholders and who were not subject to election at the 2022 Annual Meeting of Stockholders are Ronald Cogburn, J. Coley Clark and Sharon Chadha whose terms expire in 2024 and Par S. Chadha, Martin P. Atkins and William L. Transier whose terms expire in 2023.

(2) Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. The votes were as follows:

For	158,965,538
Against	15,676,657
Abstain	7,671,932

(3) Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers as described in the Company’s Proxy Statement. The votes were as follows:

For	56,929,069
Against	31,573,245
Abstain	2,557,367

(4)  Acting upon a proposal to approve the Amended and Restated Exela Technologies, Inc. 2018 Stock Incentive Plan. The votes were as follows:

For	58,364,112
Against	30,212,609
Abstain	2,482,960

(5)  Acting upon a proposal to approve the adoption of an amendment to the Company’s certificate of incorporation to effect a reverse split of the Company’s outstanding common stock at a ratio in the range of 1-for-2 to 1-for-20, to be determined at the discretion of the Company’s Board of Directors The votes were as follows:

For	13,395,914,585
Against	6,779,693,419
Abstain	6,706,123

(6)  Acting upon a proposal to approve an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of preferred stock from 20,000,000 shares to 40,000,000 shares. The votes were as follows:

For	9,343,848,206
Against	10,744,117,245
Abstain	3,097,223

(7)  Acting upon a proposal to approve one or more adjournments of the Annual Meeting, if necessary or appropriate, if a quorum is present, to permit further solicitation of proxies if there are not sufficient votes at the time of the meeting to approve Proposals No. 5 and 6. The votes were as follows:

For	113,327,650
Against	62,521,859
Abstain	6,464,618

The Company has posted a recording of the meeting on its investor relations website. The board of directors has until December 31, 2022 to effect a reverse stock split based on the authority granted at the 2022 Annual Meeting. The Company plans to explore compliance options with NASDAQ listing rules before effectuating a reverse split.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.2	Amendment to Bylaws of Exela Technologies, Inc.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2022

EXELA TECHNOLOGIES, INC.

By:	/s/ Erik Mengwall
Name: Erik Mengwall
Title: Secretary